UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: August 1, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640
333-256944-01	PG&E RECOVERY FUNDING LLC	Delaware	87-1047820

PG&E RECOVERY FUNDING LLC
300 Lakeside Drive Oakland, California 94612	300 Lakeside Drive Oakland, California 94612	C/O Pacific Gas and Electric Company 300 Lakeside Drive Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐

Emerging growth company	PG&E Recovery Funding LLC	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐

Pacific Gas and Electric Company	☐

PG&E Recovery Funding LLC	☐

Item 8.01.	Other Events
On August 1, 2024, PG&E Recovery Funding LLC (the “
Issuing Entity
”) issued $1,419,285,000 aggregate principal amount of Senior Secured Recovery Bonds, Series
2024-A
(the “
Recovery Bonds
”), pursuant to an Indenture and Series Supplement, each dated as of August 1, 2024, which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Recovery Bonds were offered pursuant to the Prospectus dated July 24, 2024. In connection with this issuance of the Recovery Bonds, the Issuing Entity and Pacific Gas and Electric Company (the “
Utility
”) entered into the Recovery Property Servicing Agreement, the Recovery Property Purchase and Sale Agreement, the Administration Agreement and the Joinder Agreement, each dated as of August 1, 2024, which are annexed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture between PG&E Recovery Funding LLC and The Bank of New York Mellon Trust Company, N.A., dated as of August 1, 2024

4.2	Series Supplement between PG&E Recovery Funding LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Recovery Bonds), dated as of August 1, 2024

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

10.1	Recovery Property Servicing Agreement between PG&E Recovery Funding LLC and Pacific Gas and Electric Company, as Servicer, dated as of August 1, 2024

10.2	Recovery Property Purchase and Sale Agreement between PG&E Recovery Funding LLC and Pacific Gas and Electric Company, as Seller, dated as of August 1, 2024

10.3	Administration Agreement between PG&E Recovery Funding LLC and Pacific Gas and Electric Company, as Administrator, dated as of August 1, 2024

10.4	Joinder Agreement to Collection Account Intercreditor Agreement among Pacific Gas and Electric Company, Citibank, N.A., in its role as Collection Account Agent and PG&E Recovery Funding LLC, dated as of August 1, 2024

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 99.1)

99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. and California constitutional matters

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Carolyn J. Burke
Carolyn J. Burke
Dated: August 1, 2024		Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Stephanie N. Williams
Stephanie N. Williams
Dated: August 1, 2024		Vice President, Chief Financial Officer and Controller

PG&E RECOVERY FUNDING LLC

	By:	/s/ Margaret K. Becker
Margaret K. Becker
Dated: August 1, 2024		President